Exhibit 10.15

THIRD AMENDMENT TO THE

EXTERRAN HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN

This Third Amendment to the Exterran Holdings, Inc. Employee Stock Purchase Plan (this “Third Amendment”), is made and adopted by the Board of Directors (the “Board”) of Exterran Holdings, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company maintains the Exterran Holdings, Inc. Employee Stock Purchase Plan (as amended from time to time, the “Plan”);

WHEREAS, pursuant to Section 14 of the Plan, the Board has the authority to amend the Plan in any respect in its sole discretion;

WHEREAS, it is anticipated that the Company will spin-off Exterran Corporation, a Delaware corporation, into a new publicly-traded company (the “Spin-Off”);

WHEREAS, in connection with the Spin-Off, the Company will change its name to Archrock, Inc.; and

WHEREAS, the Board desires to amend the Plan in order to reflect the new name of the Company following the Spin-Off, effective as of the date of the consummation of the Spin-Off (the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, subject to, and effective as of the Effective Date:

AMENDMENT

1.             Name of Plan.  The name of the Plan shall be amended to “Archrock, Inc. Employee Stock Purchase Plan.”

2.             References.  All references in the Plan to (i) “Exterran Holdings, Inc.” shall be amended to refer to “Archrock, Inc.”, except with respect to Section 3(l) of the Plan, and (ii) “Exterran Holdings, Inc. Employee Stock Purchase Plan” shall be amended to refer to “Archrock, Inc. Employee Stock Purchase Plan.”

3.             General.  This Third Amendment shall be and hereby is incorporated into and forms a part of the Plan, and except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

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I hereby certify that the foregoing Third Amendment was duly adopted by the Board of Directors of Exterran Holdings, Inc. on October 30, 2015.

Executed on this 3rd day of November, 2015.

By:	/s/ D. Bradley Childers
D. Bradley Childers
President

Signature Page to Third Amendment to the

Exterran Holdings, Inc. Employee Stock Purchase Plan